Leases - Summary of Reconciliation to the Operating Lease Liability Recognized in the Company's Consolidated Balance Sheet in Other Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Leases [Abstract]
2023	$ 12,472
2024	9,774
2025	7,804
2026	6,763
2027	5,602
Thereafter	15,075
Total minimum lease payments	57,490
Less: amount representing interest	5,385
Present value of future minimum lease payments	$ 52,105	$ 78,977